               EXTENSION TO CONSULTANT AGREEMENT
               ---------------------------------


THIS AGREEMENT made as of the 1st  day of January, 2001

BETWEEN:

            CROSSNET VENTURES, INC.
            -----------------------
            a Nevada corporation

            (the "Corporation")
                                                   OF THE FIRST PART

AND:

            LOGAN ANDERSON
            --------------

            (the "Consultant")
                                                   OF THE SECOND PART


WHEREAS:

A. The Corporation and the Consultant entered into a consulting agreement dated January 1, 2000 (the "Consulting Agreement").

B. The Consultant and the Corporation have agreed to extend the term of the Consulting Agreement for an additional two year term expiring on January 1, 2003.

NOW THIS AGREEMENT WITNESSES that in consideration of the mutual promises, covenants and agreements herein contained, the parties hereto agree as follows:

1.    Extension
      ---------

1.1 The term of the Consulting Agreement is hereby extended for an additional term of two years expiring on January 1, 2003 on the same terms and subject to the same conditions as the original term of the Consulting Agreement.

1.2	The Consulting Agreement will continue in full force and
effect except as modified by this Agreement to extend the term of the Consulting Agreement.

2.    Interpretation
      --------------

2.1 This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

2.2 All headings used in this Agreement are for convenience of reference only and are not to be used as an aid in the interpretation of this Agreement.

2.3 This Agreement replaces and supersedes all other agreements between the Consultant and the Corporation relating to the extension of the Consulting Agreement.

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                      -2-

2.4 The Consultant acknowledges that O=Neill & Company has acted solely for the Corporation in preparation of this Agreement and the Consultant has been recommended to seek independent legal advice prior to execution of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement as of the day and year first above written.

CROSSNET VENTURES, INC.
by its authorized signatory:


/s/ H. Thomson
_____________________________
Authorized Signatory

/s/ H. Thomson
_____________________________
Name of Authorized Signatory


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SIGNED, SEALED AND DELIVERED    )
BY HOWARD THOMSON in the        )
presence of:                    )
                                )
                                )
                                )
                                )
                                )       /s/ Logan Anderson
Signature                       )       LOGAN ANDERSON
                                )
Name                            )
                                )
                                )
Address                         )

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